SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement        [  ]   Confidential,   for  Use  of
                                                  the  Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         GLOBAL/INTERNATIONAL FUND, INC.
                             SCUDDER MUNICIPAL TRUST
                            SCUDDER SECURITIES TRUST

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)      Date Filed:


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                                PRELIMINARY COPY

                         GLOBAL/INTERNATIONAL FUND, INC.
                              Global Discovery Fund

                             SCUDDER MUNICIPAL TRUST
                        Scudder High Yield Tax-Free Fund

                            SCUDDER SECURITIES TRUST
                        Scudder 21st Century Growth Fund

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

         Please take notice that Special Meetings of Shareholders (each a "Meeting") of the Class A, Class B and Class C shares of Global Discovery Fund, Scudder 21st Century Growth Fund and Scudder High Yield Tax Free Fund (each, a "Fund") will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purpose:

         Proposal:         To  approve a Rule  12b-1  Plan (for  Class A) and to
                           approve an Amended and Restated Rule 12b-1 Plan (for each of Class B and Class C). As described in the accompanying Proxy Statement, shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class.

         The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

         Holders of record of the Class A, Class B and Class C shares of each Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal will require the affirmative vote of the holders of a majority of the applicable Class' shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

                                                        By Order of the Boards,


                                                       /s/ John Millette
                                                           John Millette
                                                           Secretary

March 6, 2001

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.


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                                PRELIMINARY COPY

                         GLOBAL/INTERNATIONAL FUND, INC.
                              Global Discovery Fund
                                 345 Park Avenue
                            New York, New York 10154

                             SCUDDER MUNICIPAL TRUST
                        Scudder High Yield Tax-Free Fund

                            SCUDDER SECURITIES TRUST
                        Scudder 21st Century Growth Fund
                             Two International Place
                        Boston, Massachusetts 02110-4103

                              JOINT PROXY STATEMENT
                                  March 6, 2001

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board," the Trustees/Directors of each of which are referred to as the "Trustees/Directors" of the relevant Board) of each of Scudder Municipal Trust and Scudder Securities Trust (each, a "Trust") and Global/International Fund, Inc. (the "Corporation") for use at the Special Meeting of Shareholders of Class A, Class B and Class C shares of Global Discovery Fund, Scudder 21st Century Growth Fund and Scudder High Yield Tax Free Fund (each, a "Fund") to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager to each Fund ("ZSI" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (each a "Meeting"). This Proxy Statement, the Notice of Meetings and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

         At the Meeting, shareholders will be asked to vote on one proposal (the "Proposal"), which proposes the approval of a Rule 12b-1 Plan (for Class A) and an Amended and Restated Rule 12b-1 Plan (for each of Class B and Class C). As discussed below, shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class.

         In the descriptions of the Proposal below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose Proxy Statement this is. In addition, for simplicity, all actions are described in this Proxy Statement as being taken by a Fund that is a series of a Trust or Corporation, although all actions are actually taken by the respective Trust or Corporation on behalf of the applicable Fund.

         EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) [ ] OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

PROPOSAL : ADOPTION OF RULE 12b-1 PLAN AND AMENDED AND RESTATED RULE 12b-1 PLANS

         This Proposal is being submitted to the shareholders of Class A, Class B and Class C (each, a "Class") of each Fund. The Board of each Trust/Corporation has approved, and recommends that Class A shareholders of the applicable Fund approve, a Rule 12b-1 Plan (the "Plan"), and that Class B and Class C shareholders of the applicable Fund approve an Amended and Restated Rule 12b-1 Plan (each an "Amended Plan," together the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the 1940 Act. Shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class. A copy of a form of the Plan is attached hereto as Exhibit A (for Class A shareholders). Copies of forms of the Amended Plans are attached hereto as Exhibit B (for Class B and Class C shareholders).

Background

         Each Trust/Corporation, on behalf of each Class of the applicable Fund, is currently a party to a Shareholder Services Agreement (the "Services Agreement") with Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606. Pursuant to the terms of each Services Agreement, KDI provides information and administrative services for the benefit of each Fund and the shareholders of each Class. In exchange for providing the services under the Services Agreement, each Class of each Fund pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attributable to that Class. KDI uses the administrative services fee to compensate financial services firms ("firms") for providing personal services to and maintenance of accounts for their customers that hold shares of the applicable Class and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.

         Each of Class B and Class C of each Fund has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class of the applicable Fund. Appendix 1 sets forth the amount of distribution fees paid by each Fund during the Fund's most recent fiscal years pursuant to the distribution plans applicable to Class B and Class C.

         Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class of any Fund has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Trustees/Directors of a Trust/Corporation believes that the services that have been performed by KDI under the Services Agreement are primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the Board for each Trust/Corporation has adopted, and recommends that the shareholders of the affected Classes of each Fund approve, the Plan (for Class
A) and an Amended Plan (for each of Class B and Class C), each of which authorizes the payment of the administrative services fee pursuant to a Rule 12b-1 Plan. If the shareholders approve the adoption of the Plan or the Amended Plan, the administrative services fee rate will not change. In addition, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

Terms of the Plans and the Amended Plans

         As noted above, each Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by each Fund of the administrative services fee to KDI pursuant to Rule 12b-1. Neither the Plans nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to each Services Agreement. Each Plan for Class A shareholders, if approved, will authorize the payment of the 0.25% administrative fee under a Rule 12b-1 Plan. Each Amended Plan is identical to the current distribution plan applicable to Class B and Class C of each Fund, except that, in addition to authorizing the asset-based distribution fee of 0.75% that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Services Agreement. Each Board has adopted the Plan and each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, each Plan and each Amended Plan will become effective on July 1, 2001, and will remain in effect for one year after its effective date. Thereafter, each Plan and each Amended Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of the applicable Trust/Corporation and the Trustees/Directors who are not "interested persons" of the applicable Trust/Corporation, as defined in the 1940, and have no direct or indirect financial interest in the operation of the Plan or the Amended Plan, as the case may be, or in any agreement related to the Plan or the Amended Plan, respectively (the "Qualified Board Members"). This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

         The applicable Board must approve all material amendments to each Plan or an Amended Plan in the manner described in the foregoing paragraph. An amendment that increases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

         Each Plan and each Amended Plan may be terminated at any time either by the Board or by the shareholders of the applicable Class. Termination by the Trustees/Directors requires the vote of a majority of the Qualified Board Members. Termination by the shareholders requires the vote of a majority of the outstanding voting securities of the applicable Class.

         In connection with adopting each Plan and each Amended Plan, the Board of Trustees/Directors has adopted amendments to each Services Agreement, which will become effective with respect to each Fund if the shareholders of that Fund approve the Plan and each Amended Plan. Such amendments incorporate the termination, amendment and annual approval terms described above to bring the Services Agreement into compliance with the requirements of Rule 12b-1. If the shareholders of one or more Classes do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect with respect to that Class or those Classes.

Trustee/Director Consideration

         In determining to recommend adoption of the Plan and the Amended Plans, the Board of each Trust/Corporation considered a variety of factors. The Trustees/Directors examined the nature of the services KDI provides pursuant to each Services Agreement and the benefit such services provide to each Fund and the shareholders of the Classes of each Fund. In addition, the Board examined general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agreements similar to the Services Agreements. The Trustees/Directors were also advised by independent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Trustees/Directors believe that the services performed by KDI under the Services Agreement have been or will be "distribution" services as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties and eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, each Board has adopted, and recommends that the shareholders of each Class of the applicable Fund approve, the Plan (for Class A) and an Amended Plan (for Class B and Class C). The Trustees/Directors noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. The Trustees/Directors also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Trustees/Directors concluded that it would be in the best interests of the applicable Fund, each Class and its shareholders if the Services Agreement operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

                The Trustees/Directors of each Board unanimously
              recommend that the shareholders of each Class of the
                applicable Fund vote in favor of this Proposal.

ADDITIONAL INFORMATION

General

         [Information will be inserted regarding the allocation of expenses associated with the proxy solicitation.] In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Zurich Scudder Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal.

         For each Class of Scudder Municipal Trust and Scudder Securities Trust., the presence at the Meeting, in person or by proxy, of the holders 30% of the shares entitled to be cast of such Class shall be necessary and sufficient to constitute a quorum for the transaction of business for that Class. For each Class of Global/International Fund, Inc., the presence at the Meeting, in person or by proxy, of the holders one-third of the shares entitled to be cast of such Class shall be necessary and sufficient to constitute a quorum for the transaction of business for that Class. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting with respect to one or more Classes, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to the Proposal will require, respectively, the affirmative vote of the holders of a majority of the concerned Class' shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Each Class will vote separately on the Proposal as it relates to the adoption of the Rule 12b-1 Plan for the Class. Approval of the Proposal as to a Class requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable Class. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Class present at the meeting if more than 50% of the outstanding voting securities of the Class are present in person or by proxy or
(2) more than 50% of the outstanding voting securities of the Class. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

         Holders of record of the shares of each Class at the close of business on March 5, 2001 as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. The following table shows the outstanding shares of each Class as of [ ], 2001:

         Appendix 2 hereto sets forth the beneficial owners of more than 5% of a Fund's shares. To the best of each Trust's/Corporation's knowledge, as of [ ], 2001, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 2.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $________. As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-[ ]. Any proxy given by a shareholder is revocable until voted at the Meeting.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Principal Underwriter and Administrator

         KDI is the principal underwriter and administrator for Class A, Class B and Class C shares of each Fund.

Proposals of Shareholders

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust/Corporation, c/o Zurich Scudder Investments, Inc., at the address for each Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters To Come Before the Meeting

         No Trustee/Director is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,

/s/ John Millette
John Millette
Secretary


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                                    EXHIBIT A

               Fund:    [Name of Fund] (the "Fund")
               Class:   Class A (the "Class")

                             FORM OF RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors/Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various financial services firms ("Firms") for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

        2. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to the Services Agreement and such other information as from time to time shall be reasonably requested by the Board.

         3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

        4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         5. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund for its services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

        6. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         7. Recordkeeping. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

        9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

        10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                                    EXHIBIT B

          Fund:            [Name of Fund] (the "Fund")
          Class:           Class B (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors/Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of .75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

         2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

        3. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

         4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

        5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         6. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

        7. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

        10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

        11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                           Fund:            [Name of Fund (the "Fund")
                           Class:           Class C (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Directors/Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of .75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

         2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

        3. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

         4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

        5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         6. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

        7. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

        10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

        11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                                   APPENDIX 1

                                Distribution Fees

         The following table discloses fees paid by each Fund, on behalf of Classes B and C, during the Fund's most recent fiscal years, pursuant to the distribution plans applicable to Class B and Class C.


                                                       Fees Paid
                                                       Pursuant to
                                                       Distribution Plan
                                Aggregate Fees         as a Percentage of
                                Paid Pursuant to       Fund's Average           Amounts Paid
                                Distribution Plan      Net Assets During        to Affiliates(1)
 Fund/Class                     During Period          Period

 Global Discovery Fund - Class
  B - Distribution Plan dated

           [       ]

 Global Discovery Fund - Class
  C - Distribution Plan dated

           [       ]

  Scudder 21st Century Growth
 Fund - Class B - Distribution

     Plan dated [       ]

  Scudder 21st Century Growth
 Fund - Class C - Distribution

     Plan dated [       ]

  Scudder High Yield Tax Free
 Fund - Class B - Distribution

     Plan dated [       ]
  Scudder High Yield Tax Free
 Fund - Class C - Distribution

     Plan dated [       ]

1 This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI, SIS or KDI, an affiliated person of such person, or a person that during the fiscal year ended December 31, 2000 received 10% or more of the aggregate amount paid by the Fund, on behalf of the applicable Class, under the applicable distribution plan.

                                   APPENDIX 2

                        Beneficial Owners of Fund Shares

                                  FORM OF PROXY

                      YOUR VOTE IS IMPORTANT!

    Please fold and detach card at perforation before mailing.

[NAME OF FUND]                    Special Meeting of Shareholders - May 24, 2001

            I hereby appoint John Millette, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

         I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

         This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                   IN THE ENCLOSED ENVELOPE.

                                                    NO POSTAGE IS REQUIRED.

                                                 Dated ___________________, 2001

                                Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                ________________________________________________
                                         Signature(s) of Shareholder(s)

                      YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of the Board of Trustees/Directors of the Fund. The Board of Trustees/Directors unanimously recommends a vote FOR the proposal.

                                                     FOR     AGAINST    ABSTAIN
PROPOSAL

To  approve a Rule  12b-1 Plan (for Class A) and
to approve an Amended  and  Restated  Rule 12b-1
Plan  (for  each of  Class B and  Class  C).  As
described in the  accompanying  Proxy Statement,     ___        ___       ___
shareholder  approval of the Proposal by a Class
will  not  result  in any  increase  in  fees or
expenses   for  that  Class.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE